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                                                                   EXHIBIT 10.21
                                AMENDMENT NO. 2
                                      TO
                         AGREEMENT AND PLAN OF MERGER
                          DATED AS OF AUGUST 1, 1997
                                     AMONG
                      ANSWERTHINK CONSULTING GROUP, INC.
                         RELATIONAL TECHNOLOGIES, INC.
                                      AND
           ALL OF THE SHAREHOLDERS OF RELATIONAL TECHNOLOGIES, INC.


     WHEREAS, AnswerThink Consulting Group, Inc., a Florida corporation (the "Purchaser"), Relational Technologies, Inc., a Georgia corporation (the "Company"), and all of the shareholders of the Company as listed on the signature page attached hereto (collectively the "Sellers") entered into that certain Agreement and Plan of Merger dated as of August 1, 1997 (the "Agreement"), as amended by that certain Amendment No. 1 to the Agreement dated as of April 13, 1998 (the "Amendment") whereby the Company merged with and into the Purchaser pursuant to which merger the Sellers received shares of common stock in the Purchaser, par value $.001 per share (the "Common Stock"); and

     WHEREAS, the Purchaser and the Sellers wish to amend the Agreement and replace the Amendment as set forth herein;

     NOW, THEREFORE, the Purchaser and the Sellers hereby agree as follows:

1.   Replacement of the Amendment.  This Amendment No. 2 to the Agreement
     ----------------------------
     supersedes and replaces the Amendment in all respects.

2.   Defined Terms.  Capitalized terms used herein and not otherwise defined are
     -------------
     used as defined in the Agreement.

3.   Section 5.10(a) (Restrictions on Transfer -- General).  Section 5.10(a) of
     -----------------------------------------------------
     the Agreement shall be amended and restated in its entirety to read as follows:

            (a) Transfer of Purchaser Common Stock. Until the fourth anniversary of this Agreement, no Seller shall Transfer any interest in any shares of Purchaser Common Stock received pursuant to this Agreement, except pursuant to (i) a Public Sale or a Sale of the Company or (ii) the provisions of this Section 5.10.

4.   Section 5.10(b) (Restrictions on Transfer -- Rights of First Refusal).
     ---------------------------------------------------------------------
     Section 5.10(b) of the Agreement shall be deleted in its entirety.
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5.   Section 5.10(c) (Restrictions on Transfer -- Participation Rights).
     ------------------------------------------------------------------
     Section 5.10(c) of the Agreement shall be deleted in its entirety.

6.   Section 8.3 (Definitions).  Section 8.3 of the Agreement shall be amended
     -------------------------
     by adding thereto the following new subsection:

                (bb) "Purchaser Common Stock" means the common stock of the Purchaser, par value $.001 per share, and any other shares of capital stock of a corporation issued in exchange for such common stock in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

7.  Remaining Provisions.  In all other respects, the Agreement remains
    --------------------
unchanged.

8.  Effective Date.  This Amendment No. 2 to the Agreement shall be effective as
    --------------
of the date upon which the Company signs an underwriting agreement relating to its initial public offering.

                                 *  *  *  *  *

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of this 5th day of May, 1998.


                          ANSWERTHINK CONSULTING GROUP, INC.


                          By:  /s/ Ted A. Fernandez
                               ---------------------------------------
                          Name:  Ted A. Fernandez
                          Title: President, Chief Executive Officer
                                         and Chairman
                        SELLERS:


                        /s/ Marvin Botnick
                        -----------------------------------------------
                        Marvin Botnick

                        /s/ John Dean
                        -----------------------------------------------
                        John Dean

                        /s/ James L. Grebe
                        -----------------------------------------------
                        James L. Grebe

                        /s/ Fred R. Herbert
                        -----------------------------------------------
                        Fred R. Herbert

                        /s/ Robert E. Jordan
                        -----------------------------------------------
                        Robert E. Jordan

                        /s/ John Shlesinger
                        -----------------------------------------------
                        John Shlesinger

                        /s/ Scott H. Smith
                        -----------------------------------------------
                        Scott H. Smith

                        /s/ Louis B. Todd, III
                        -----------------------------------------------
                        Louis B. Todd, III

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